Exhibit 1.7

DAVIDE CAMPARI-MILANO N.V.

TERMS AND CONDITIONS FOR SPECIAL VOTING SHARES

These terms and conditions (the SVS Terms) will apply to the allocation, acquisition, conversion, holding, sale, repurchase and transfer of special voting shares in the share capital of Davide Campari-Milano N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands (the Company).

1.	DEFINITIONS AND INTERPRETATION

In addition to terms defined elsewhere in these SVS Terms, the definitions and other provisions in Schedule 1 apply.

2.	PURPOSE OF SPECIAL VOTING SHARES

The sole purpose of Special Voting Shares is to encourage long-term shareholder participation in a manner that reinforces the Company’s stability, as well as to provide the Company with enhanced flexibility in pursuing strategic investment opportunities in the future and, in connection therewith the use of Ordinary Shares as currency.

3.	ADMINISTRATION

3.1	The Company will effectuate the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares.

3.2
In accordance with the Power of Attorney the Company shall accept instructions from Shareholders to act on their behalf in connection with the allocation, acquisition, sale, repurchase and transfer of Special Voting Shares.

3.3
The Company will delegate its powers and duties hereunder in whole or in part to an agent (the Agent). The Agent may represent the Company and effectuate and sign on behalf of the Company all relevant documentation in respect of the Special Voting Shares, including - without limitation - deeds, confirmations, acknowledgements, transfer forms and entries in the Loyalty Register. The Company shall ensure that up-to-date contact details of the Agent will be published on the Company’s corporate website.

3.4
All costs of administration in connection with these SVS Terms, any Power of Attorney, any Deed of Allocation, any Deed of Retransfer and any Conversion Statement, shall be for the account of the Company.

4.	APPLICATION FOR SPECIAL VOTING SHARES – LOYALTY REGISTER

4.1
A Shareholder may at any time opt to become eligible for Special Voting Shares by requesting the Agent, acting on behalf of the Company, to register one or more Ordinary Shares in the Loyalty Register. Such a request (a Request) will need to be made by the relevant Shareholder via its Intermediary, by submitting (i) a duly completed Election Form and (ii) a confirmation from the relevant Intermediary that such Shareholder holds ownership (including voting rights attached thereto) to the Ordinary Shares included in the Request.

4.2
Together with the Election Form, the relevant Shareholder must submit a duly signed Power of Attorney, irrevocably instructing and authorizing the Company or the Agent to act on his behalf and to represent him in connection with the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares in accordance with and pursuant to these SVS Terms.

4.3
The Company and the Agent may establish an electronic registration system in order to allow for the submission of Requests by email or other electronic means of communication. The Company will publish the procedure and details of any such electronic facility, including registration instructions, on its corporate website.

4.4
Upon receipt of the Election Form, the Intermediary’s confirmation, if applicable, as referred to in clause 4.1 and the Power of Attorney, the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within ten Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form, the Power of Attorney or the Intermediary confirmation, if applicable, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required by the Agent in connection therewith.

4.5
If the Request is accepted, then the relevant Ordinary Shares will be taken out of the relevant Book Entry System and will be registered in the Loyalty Register in the name of the requesting Shareholder.

4.6
Without prejudice to clause 4.7 the registration of Ordinary Shares in the Loyalty Register will not affect the nature or value of such shares, nor any of the rights attached thereto. They will continue to be part of the class of Ordinary Shares in which they were issued, and a listing with Mercato Telematico Azionario of the Borsa Italiana Stock Exchange or any other stock exchange shall continue to apply to such shares. All Ordinary Shares shall be identical in all respects.

4.7	The Company and the Agent will establish a procedure with Monte Titoli to facilitate the movement of Ordinary Shares from the relevant Book Entry System to the Loyalty Register, and vice versa.

5.	ALLOCATION OF SPECIAL VOTING SHARES A

5.1
As per the date on which an Electing Ordinary Share has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of two years (the SVS A Qualification Date), such Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one Special Voting Share A in respect of each of such Qualifying Ordinary Share A. A transfer of Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the two years holding period referred to in this clause 5.1.

5.2
The uninterrupted period of two years as referred to in clause 5.1 shall in respect of a share held in the capital of Campari which prior to completion of the Transformation was registered in the special list for entitlement to the benefit of double voting rights (the Italian Special Register), all in accordance with applicable Italian rules governing the special list for entitlement to the benefit of double voting rights, start on the date of initial registration of such share in the Italian Special Register. For this purpose, the shares registered in the Italian Special Register will be automatically registered in the Loyalty Register on the Transformation Effective Date. In order to confirm such registration and carry over the holding period from the Italian Special Register, Shareholders must submit a duly completed Registration Confirmation Form and Power of Attorney as referred to in clause 4.2 no later than 20 calendar days from the Transformation Effective Date. Subject to the completeness and correctness of the Registration Confirmation Form and the Power of Attorney (to which Clause 4.4 shall apply mutatis mutandis) the Ordinary Shares held by such Shareholders on the Transformation Effective Date will become Electing Ordinary Shares upon receipt of the Registration Confirmation Form and shall be deemed as such as from the Transformation Effective Date.

5.3
On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder as will correspond to the number of newly Qualifying Ordinary Shares A.

5.4
Any allocation of Special Voting Shares A to a Qualifying Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be charged to the Special Capital Reserve.

6.	ALLOCATION OF SPECIAL VOTING SHARES B

6.1
As per the date on which a Qualifying Ordinary Share A has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of three years (the SVS B Qualification Date), such Qualifying Ordinary Share A will become a Qualifying Ordinary Share B and the holder thereof will be entitled to acquire one Special Voting Share B in the manner set out in clause 6.2 in respect of such Qualifying Ordinary Share B. A transfer of Qualifying Ordinary Shares A to a Loyalty Transferee shall not be deemed to interrupt the three years holding period referred to in this clause 6.1.

6.2
On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B.

6.3
The conversion of Special Voting Shares A to Special Voting Shares B will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares A and the Special Voting Shares B will be charged to the Special Capital Reserve.

7.	ALLOCATION OF SPECIAL VOTING SHARES C

7.1
As per the date on which a Qualifying Ordinary Share B has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of five years (the SVS C Qualification Date), such Qualifying Ordinary Share B will become a Qualifying Ordinary Share C and the holder thereof will be entitled to acquire one Special Voting Share C in the manner set out in clause 7.2 in respect of such Qualifying Ordinary Share C. A transfer of Qualifying Ordinary Shares B to a Loyalty Transferee shall not be deemed to interrupt the five years holding period referred to in this clause 7.1.

7.2
On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C.

7.3
The conversion of Special Voting Shares B to Special Voting Shares C will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares B and the Special Voting Shares C will be charged to the Special Capital Reserve.

8.	INITIAL ALLOCATION

8.1
In addition to the allocation of Special Voting Shares A pursuant to clause 5.1, each share held in the capital of Campari that - before the Transformation Effective Date - entitles the holder thereof to a double voting right following the registration period of such share in the Italian Special Register for a period of two years, all in accordance with the applicable Italian rules governing the entitlement to the benefit of double voting rights, gives a right to the obtain of a Special Voting Share A with effect as from the Transformation Effective Date (the Initial Allocation). For this purpose, the shares registered in the Italian Special Register will be automatically registered in the Loyalty Register on the Transformation Effective Date.

8.2
For the obtainment of Special Voting Shares A at the Initial Allocation Shareholders must (i) submit a duly completed Initial Election Form and Power of Attorney no later than 20 calendar days from the Transformation Effective Date, and (ii) continue to hold the relevant Company shares included in the Initial Election Form from the Transformation Effective Date until the date of Initial Allocation. The Shareholders who make use of the Initial Allocation hereinafter referred to as the “Initial Electing Shareholders”.

8.3	Clause 4.4 shall apply to the Initial Election Form mutatis mutandis.

8.4
The Ordinary Shares held following the Transformation and elected for the Initial Allocation after completion of the Transformation (Initial Electing Ordinary Shares) will be considered Qualifying Ordinary Shares A as from the Transformation Effective Date.

8.5	The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation.

8.6
Any allocation of Special Voting Shares A to an Initial Electing Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be charged to the Special Capital Reserve.

9.	VOLUNTARY DE-REGISTRATION

9.1
A Shareholder who is registered in the Loyalty Register may at any time request the Company to move back some or all of his Ordinary Shares registered in the Loyalty Register to the relevant Book Entry System. Such a request (a De-Registration Request) will need to be made by the relevant Shareholder through his Intermediary, by submitting a duly completed De-Registration Form.

9.2
A De-Registration Request may also be made by a Shareholder directly to the Company (i.e. not through the intermediary services of an Intermediary), provided, however, that the Company may in such case set additional rules and procedures to validate any such De-Registration Request, including - without limitation - the verification of the identity of the relevant Shareholder and the authenticity of such Shareholder’s submission.

9.3
By means of and as per the moment of a Shareholder submitting the De-Registration Form, such Shareholder will have waived his rights to cast any votes that accrue to the Special Voting Shares concerned in the De-Registration Form.

9.4
Upon receipt of the duly completed De-Registration Form, the Company will examine the same and use its reasonable efforts to ensure that the Ordinary Shares as specified in the De-Registration Form will be moved back to the relevant Book Entry System within three (3) Business Days of receipt of the De-Registration Form.

9.5	Upon de-registration from the Loyalty Register, such Ordinary Shares will no longer qualify as Initial Electing Ordinary Shares, or Electing Ordinary Shares or Qualifying Ordinary Shares.

10.	TRANSFER RESTRICTIONS APPLICABLE ON SPECIAL VOTING SHARES

No Shareholder shall, directly or indirectly:
(a)
sell, dispose of or transfer any Special Voting Share or otherwise grant any right or interest therein, unless the Shareholder is obliged to transfer Special Voting Shares in accordance with clause 12.2.; or

(b)	create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any Special Voting Share or any interest in any Special Voting Share.

11.	MANDATORY RETRANSFERS OF SPECIAL VOTING SHARES

11.1	A Shareholder will no longer be entitled to hold Special Voting Shares and must transfer his Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

(a)	upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

(b)
upon any transfer by that Shareholder of Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares or otherwise the creation of a right of pledge or usufruct over such shares, except if such transfer or creation of right is a permitted transfer under clause 12;

(c)	upon breach of the transfer restrictions for the Special Voting Shares under clause 10; and

(d)	upon the occurrence of a Change of Control in respect of that Shareholder.

11.2	The retransfer obligation set forth in clause 11.1 applies to the Special Voting Shares connected to the Qualifying Ordinary Shares to which a Mandatory Retransfer Event relates.

11.3
Upon the occurrence of a transfer of Qualifying Ordinary Shares to another party which does not qualify as a Loyalty Transferee the relevant Shareholder must promptly notify the Company thereof, and must make a De-Registration Request as referred to in clause 9.1.

11.4
Upon the occurrence of a Change of Control the relevant Shareholder must promptly notify the Company thereof, by submitting a Change of Control Notification, and must make a De-Registration Request as referred to in clause 9.1.

11.5
The retransfer of Special Voting Shares in the circumstances pursuant to clause 11.1 by the relevant Shareholder to the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles will be effectuated by execution of a Deed of Retransfer.

11.6
If and for as long as a Shareholder is in breach with the notification obligation set forth in clause 11.4 and/or the retransfer obligation set forth in clause 11.1, the voting rights, the right to participate in general meeting of shares and any rights to distributions relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

11.7
If the Company determines (in its discretion) that a Shareholder has taken any action to avoid the application of clause 10 or clause 11, the Company may determine that clauses 11.1 and 11.2 will be applied by analogy.

12.	PERMITTED TRANSFERS OF ORDINARY SHARES – PLEDGE AND USUFRUCT ON ORDINARY SHARES - LOYALTY REGISTER

12.1
A Shareholder may transfer Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares to a Loyalty Transferee, without moving these shares to the Book Entry System. The Loyalty Transferee and the transferring Shareholder are obliged to deliver the documentation evidencing the transfer if so requested by the Company.

12.2	Upon a transfer of Qualifying Ordinary Shares to a Loyalty Transferee, the Special Voting Shares connected therewith must be transferred to such Loyalty Transferee as well.

12.3
Without prejudice to clause 10(b), a Shareholder may create or permit the creation or existence of any right of pledge or usufruct over Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares in favour of a third party, without moving these shares to the Book Entry System, subject to and provided that no voting rights pertaining to such ordinary shares are actually transferred or assigned to the pledgee or usufructuary. If such voting rights are for whatever reason, either voluntary or automatically as a consequence of an event of default, subsequently transferred or assigned to the pledgee or usufructuary, a Mandatory Retransfer Event shall be deemed to have occurred. The Shareholder and the third party acquiring the right of pledge or usufruct, as the case may be, are obliged to deliver the documentation evidencing the existence of such right of pledge or usufruct if so requested by the Company.

13.	BREACH, COMPENSATION PAYMENT

13.1
In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.

13.2
Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

13.3	To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.

14.	AMENDMENT OF THESE SVS TERMS

14.1	These SVS Terms have been established by the Board on 18 February 2020 and have been approved by the general meeting of shareholders of the Company on 27 March 2020.

14.2
These SVS Terms may be amended pursuant to a resolution by the Board, provided, however, that any material, not merely technical, amendment will be subject to the approval of the general meeting of shareholders of the Company, unless such amendment is required to ensure compliance with applicable laws or listing regulations (it being understood that in this case no shareholders’ approval shall be required).

14.3	Any amendment of the SVS Terms shall require a private deed to that effect.

14.4	The Company shall publish any amendment of these SVS Terms on the Company’s corporate website and notify the Qualifying Shareholders of any such amendment through their Intermediaries.

15.	GOVERNING LAW, DISPUTES

15.1	These SVS Terms are governed by and construed in accordance with the laws of the Netherlands.

15.2	Any dispute in connection with these SVS Terms and/or the Special Voting Shares will be brought before the courts of Amsterdam, the Netherlands.

SCHEDULE 1

DEFINITIONS AND INTERPRETATION

1.1

In these SVS Terms the following words and expressions shall have the following meanings, except if the context requires otherwise:

Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

Articles mean the Articles of Association of the Company as in effect from time to time following completion of the Transformation.

Board means the board of directors of the Company.

Book Entry System means any book entry system in the country where the Shares are listed from time to time.

Business Day means a calendar day which is not a Saturday or a Sunday or a public holiday in the Netherlands.

Campari means Davide Campari - Milano S.p.A., a public joint stock company (Società per azioni), having its registered office address at Via Franco Sacchetti 20, Sesto San Giovanni, Milan 20099, Italy, and registered with the Company Register of Milan (Registro delle Imprese Milano) under number 06672120158.

Change of Control means in respect of any Shareholder that is not an individual (natuurlijk persoon): any direct or indirect transfer in one or a series of transactions of (1) the ownership or control in respect of fifty per cent (50%) or more of the voting rights of such Shareholder, (2) the de facto ability to direct the casting of fifty per cent (50%) or more of the votes exercisable at general meetings of such Shareholder; and/or (3) the ability to appoint or remove half or more of the directors, executive directors or board members or executive officers of such Shareholder or to direct the casting of fifty per cent (50%) or more of the voting rights at meetings of the board, governing body or executive committee of such Shareholder; provided that no Change of Control shall be deemed to have occurred if:

(i)
the transfer of ownership and/or control is the result of the succession mortis causa or the liquidation of assets between spouses, or inheritance, or inter vivos donation, or other transfer (including pursuant to family business inheritance agreement) to a spouse or a relative up to and including the fourth degree,

(ii)	the transfer – by means of succession mortis causa or inter vivos donation – of ownership and/or control is in favour of a Foundation, or

(iii)
the Fair Market Value of the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be) held by such Shareholder represent less than twenty per cent (20%) of the total assets of the Transferred Group (as resulting from the latest available financial statements) and the initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be), in the sole judgment of the Company, are not otherwise material to the Transferred Group or the Change of Control transaction.

Change of Control Notification means the notification to be made by a Qualifying Shareholder in respect of whom a Change of Control has occurred, substantially in the form as annexed hereto as Exhibit G.

Conversion Statement means the conversion statement as referred to in Article 13.11 of the Articles from the Company pursuant to which one or more Special Voting Shares A are converted into one or more Special Voting Shares B or one or more Special Voting Shares B are converted into one or more Special Voting Shares C, substantially in the form as annexed hereto as Exhibit E1 and Exhibit E2, as amended from time to time.

Deed of Allocation means the private deed of allocation (onderhandse akte van uitgifte of levering) of Special Voting Shares A between (i) the Company or a special purpose entity as referred to in Article 13.6 of the Articles (as the case may be) and (ii) a Qualifying Shareholder, substantially in the form as annexed hereto as Exhibit D.

Deed of Retransfer means a private deed of repurchase and transfer (onderhandse akte van inkoop c.q. terugkoop en levering) of Special Voting Shares, substantially in the form as annexed hereto as Exhibit H.

De-Registration Form means the form to be completed by a Shareholder requesting to de-register some or all of his Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares from the Loyalty Register and to move such shares back to the relevant Book Entry System, substantially in the form as annexed hereto as Exhibit F.

Electing Ordinary Shares means Ordinary Shares, not being Qualifying Ordinary Shares, for which a Shareholder has issued a request for registration in the Loyalty Register.

Election Form means the form to be completed by a Shareholder requesting to register one or more Ordinary Shares in the Loyalty Register, substantially in the form as annexed hereto as Exhibit C.

Fair Market Value means the average closing price registered by the Ordinary Shares in the 5 Business Days prior to that of the transfer.

Foundation means a foundation (or equivalent legal entity), charitable or family foundation (as the case may be) or trustee complying with each and all the following conditions:

i.
the foundation or trust agreement shall have been established or stipulated by (1) either the relevant Shareholder (2) or the Ultimate Controlling Person (as of the date of the transfer of the Qualifying Ordinary Shares) of the relevant Shareholder;

ii.
the beneficiary (or the beneficiaries, as the case may be) of the foundation or trust, if any, shall be the transferor(s) itself or transferor’s relative (or relatives, as the case may be) up to and including the fourth degree;

iii.
the relevant foundation’s bylaws or articles of association or the relevant provisions of the trust agreement shall strictly prohibit the transfer to any third parties of the relevant interest (directly or indirectly) held in the Company to third parties, unless such transfer is imposed by the applicable law upon liquidation or dissolution of the foundation or trust.

Intermediary means the financial institution or Intermediary at which the relevant Shareholder operates his securities account.

Initial Deed of Allocation means a private deed of allocation (onderhandse akte van toekenning) of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit B.

Initial Election Form means the form completed by a shareholder of Campari requesting to confirm the registration of one or more Ordinary Shares of the Company which such shareholder will hold in the context of the Transformation in the Loyalty Register and applying for allocation of a corresponding number of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit A1, as amended from time to time.

Initial Electing Shareholders has the meaning ascribed to that term in clause 8.1.

Initial Electing Ordinary Shares has the meaning ascribed to that term in clause 8.4.

Loyalty Register means that part of the Company’s shareholder register reserved for the registration of Special Voting Shares, Qualifying Ordinary Shares, Initial Electing Ordinary Shares and Electing Ordinary Shares.

Loyalty Transferee means

(i)	with respect to any Shareholder that is not a natural person,

(A)	any Affiliate of such Shareholder,

(B)
in case of merger of such Shareholder, to the extent the legal entity resulting from the merger is directly or indirectly controlled by the Ultimate Controlling Person of the Shareholder as of the date of effectiveness of the merger, the legal entity resulting from the merger;

(C)
in case of demerger of such Shareholder, to the extent the legal entity ending up with the Qualifying Ordinary Shares is directly or indirectly controlled by the Ultimate Controlling Person of the Shareholder as of the date of effectiveness of the demerger, the legal entity ending up with the Qualifying Ordinary Shares;

(D)	the legal entity resulting from a merger, or the legal entity ending up with the Qualifying Ordinary Shares in the context of a demerger, to the extent both the following conditions are met:

-	as of the day of effectiveness of the relevant merger or demerger the merging, or demerging, Shareholder is not controlled, and

-
the Fair Market Value of the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be) held by such Shareholder represent less than twenty per cent (20%) of the total assets of the legal entity resulting from the merger, or the legal entity ending up with the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares in the context of a demerger (in both case as resulting from the latest available financial statements); or

(E)	a Foundation,

(F)
a trustee to the extent that the beneficiary of the trust is (1) either the relevant Shareholder, (2) or the Ultimate Controlling Person (as of the date of the transfer of the Qualifying Ordinary Shares), (3) or Ultimate Controlling Person’s relative (or relatives, as the case may be) up to and including the fourth degree,

(ii)	with respect to any Shareholder that is a natural person,

(A)
in case of transfers inter vivos, any transferee of the Ordinary Shares following succession or the division of community property between spouses or inter vivos donation to a spouse or relative up to and including the fourth degree,

(B)	in case of transfers mortis causa, inheritance by a spouse or by a relative up to and including the fourth degree,

(C)	in case of transfers inter vivos or mortis causa, a Foundation, or

(D)	a trustee to the extent that the beneficiary of the trust is the Shareholder or Shareholder’s relative (or relatives, as the case may be) up to and including the fourth degree.

For the avoidance of doubt any transfer to a Loyalty Transferee cannot qualify as a Change of Control.

Ordinary Shares means ordinary shares in the share capital of the Company.

Power of Attorney means a power of attorney pursuant to which a Shareholder irrevocably authorizes and instructs the Company to represent such Shareholder and act on his behalf in connection with any allocation, acquisition, sale, repurchase and transfer of any Special Voting Shares in accordance with and pursuant to these SVS Terms.

Qualifying Ordinary Shares means Qualifying Ordinary Shares A and/or Qualifying Ordinary Shares B and/or Qualifying Ordinary Shares C.

Qualifying Ordinary Shares A means (i) Initial Electing Ordinary Shares that have been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee from the Transformation Effective Date and as such give entitlement to Special Voting Shares A and (ii) Ordinary Shares that have for an uninterrupted period of at least two years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares A.

Qualifying Ordinary Shares B means Qualifying Ordinary Shares A that have for an uninterrupted period of at least three years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares B.

Qualifying Ordinary Shares C means Qualifying Ordinary Shares B that have for an uninterrupted period of at least five years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares C.

Qualifying Shareholder means the holder of one or more Qualifying Ordinary Shares.

Registration Confirmation Form means the form completed by a shareholder of Campari requesting to confirm the registration of one or more Ordinary Shares of the Company which such shareholder will hold in the context of the Transformation in the Loyalty Register, elect to receive a corresponding number of Special Voting Shares A and carry over the holding period from the Italian Special Register for the purpose thereof, substantially in the form as annexed hereto as Exhibit A2, as amended from time to time.

Ultimate Controlling Person means the natural person who ultimately owns or controls a legal entity through direct or indirect ownership of 50% plus one of the voting rights in an entity, including through bearer shareholdings, or through control via other means.

Shareholder means a holder of one or more Ordinary Shares.

Special Capital Reserve means a separate reserve maintained in the books of the Company to pay-up Special Voting Shares.

Special Voting Shares means special voting shares in the capital of the Company. Unless the contrary is apparent, this includes Special Voting Shares A, Special Voting Shares B and Special Voting Shares C.

Special Voting Shares A means the special voting shares A in the share capital of the Company.

Special Voting Shares B means the special voting shares B in the share capital of the Company.

Special Voting Shares C means the special voting shares C in the share capital of the Company.

Transferred Group shall mean the relevant Shareholder together with its Affiliates, if any, over which control was transferred as part of the same change of control transaction within the meaning of this definition of Change of Control.

Transformation means the cross-border conversion of Campari from an Italian S.p.A. to a Dutch a N.V.

Transformation Effective Date means the date on which the Transformation is legally effected.

1.2

In these SVS Terms, unless the context requires otherwise:

(a)	references to a person shall be construed so as to include any individual, firm, legal entity (wherever formed or incorporated), governmental entity, joint venture, association or partnership;

(b)
references to transfer shall mean any kind of transaction whereby the ownership of an Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares is changed, which will include (without limitation) a change of ownership by way of a sale, exchange, donation, contribution, merger, demerger or foreclosure.

(c)	the headings are inserted for convenience only and shall not affect the construction of this agreement;

(d)	the singular shall include the plural and vice versa;

(e)	references to one gender include all genders; and

(f)	references to times of the day are to local time in the Netherlands.

EXHIBIT A1

INITIAL ELECTION FORM

INITIAL ELECTION FORM

for the initial allocation of Special Voting Shares A

  To: Davide Campari-Milano N.V. c/o Computershare S.p.A., through the depositary intermediary, by certified e-mail to ●.

  Disclaimer

Following completion of the transfer of the registered office of Davide Campari-Milano S.p.A. (Company or Campari) to Amsterdam (the Netherlands) with simultaneous transformation of the Company into a Dutch N.V. (the Transformation), shareholders of Campari who, as of the completion of the Transformation, are entitled to the increased voting rights benefit pursuant to article 127-quinquies of the Legislative Decree no. 58 of 24 February 1998 (the TUF) and wish to receive Special Voting Shares A on the Initial Allocation Date – as defined below – (the Initial Electing Shareholder) must fill in and sign this Initial Election Form (the Form) pursuant to the instructions here below.

As of the completion of the Transformation, Campari ordinary shares giving right to two votes under the increased voting rights benefit pursuant to article 127-quinquies of the TUF have been automatically registered in the Loyalty Register, such ordinary share being an Initial Electing Ordinary Share. A holder of Initial Electing Ordinary Shares can only validly acquire 1 Special Voting Share A for each Initial Electing Ordinary Share held.

This Form, duly filled in and signed by the Initial Electing Shareholder, must be sent by certified e-mail to the address indicated above and must be received by Campari not later than 20 calendar days from the completion of the Transformation (the Final Term) through the relevant depositary intermediary with its confirmation that such Initial Electing Shareholder holds title to the Campari shares included in this Form. Any Form received after the Final Term shall not be valid for the purpose of issuing and assigning Special Voting Shares A. The Special Voting Shares A will be allotted as from the thirtieth calendar day after the completion of the Transformation (the Initial Allocation Date).

This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the Initial Allocation of Special Voting Shares A”. Holders of Initial Electing Ordinary Shares may validly obtain Special Voting Shares A only in accordance with, and subject to the satisfaction of, the conditions set out in the said documents, available on the corporate website of Campari.

In this Form, the defined words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

1.	Data of the Initial Electing Shareholder

Name and surname or Corporate name ...........................................................................................................................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth .........................................................................................................

Address or registered seat ................................................................................................................................................................................................

Telephone number. ..................................................................... E-mail address .............................................................................................................

(if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname ..................................................................................................... In the quality of ..........................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth .........................................................................................................

Telephone number. ..................................................................... E-mail address .............................................................................................................

2.	Number of Initial Electing Ordinary Shares held in relation to which Initial Allocation of Special Voting Shares A is requested

No. of Shares ..................................................................... Security Account no. ............................................................................................................

Depositary Intermediary ............................................................................................. MT account ................................................................................

3.	Acknowledgments, agreements and authorizations

The Initial Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:
a)	represents that he/she/it is entitled to the increased voting rights benefit pursuant to article 127-quinquies of the TUF with respect to all Initial Electing Ordinary Shares;
b)	acknowledges and agrees that the Initial Electing Ordinary Shares have been automatically registered in the Loyalty Register as from the completion of the Transformation;
c)
acknowledges that he/she/it shall continuously own the Initial Electing Ordinary Shares in relation to which he/she/it elects to receive Special Voting Shares A starting from the date hereof up to the Initial Allocation Date and that therefore – without prejudice to the permitted transfers as set out in the “Terms and Conditions for the initial allocation of special voting shares A” – he/she/it shall lose the right to receive Special Voting Shares A in case of transfer of such Initial Electing Ordinary Shares before the Initial Allocation Date;

d)
acknowledges that he/she/it shall forfeit the right to receive the Special Voting Shares A upon the Initial Allocation Date A if Campari does not receive this Form duly filled in and signed by the Final Term, but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Transformation in accordance with the “Terms and Conditions for Special Voting Shares”;

e)
accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares” and by the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of Campari;

f)
authorizes and irrevocably instructs Computershare S.p.A. , as Agent – who also acts on behalf of the Company – to represent the Initial Electing Shareholder and act on his/her/its behalf in connection with (i) any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A in accordance with, and pursuant to, the “Terms and Conditions for Special Voting Shares”; (ii) any retransfer to the Company and/or repurchase of any Special Voting Share A, in accordance with, and pursuant to, the “Terms and Conditions for Special Voting Shares”.

4.	Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”.

The Initial Electing Shareholder	(signature)
(if the signing party signs this Form on behalf of the Initial Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.	The depositary intermediary

a)	confirms the number of Initial Electing Ordinary Shares owned by the Initial Electing Shareholder at the date of this Form;
b)	undertakes to cause this Form to be received by Campari on behalf of the Initial Electing Shareholder within and no later than the Final Term, advanced by certified e-mail to Computershare;
c)	provides to change the ISIN of the Initial Electing Ordinary Shares in the ISIN of Qualifying Ordinary Shares A ( ● ) reporting to Computershare every subsequent transfer of such shares.

Date ...........................................
The Intermediary	(Stamp and signature)

EXHIBIT A2

REGISTRATION CONFIRMATION FORM

REGISTRATION CONFIRMATION FORM

for the confirmation of the registration in the Loyalty Register

  To: Computershare S.p.A, as Agent for Davide Campari-Milano N.V. through the depositary intermediary by certified e-mail to ●.

  Disclaimer

In the context of the transfer of the registered office of Davide Campari-Milano S.p.A. (Company or Campari) to Amsterdam (the Netherlands) with simultaneous transformation of the Company into a Dutch N.V. (the Transformation), shareholders of Campari who, as of the completion of the Transformation, are registered in the special register established pursuant to article 127-quinquies, paragraph 2, of the Legislative Decree no. 58 of 24 February 1998 (the TUF) and not yet entitled to the increased voting rights (the Registered Electing Shareholders) must fill in and sign this Confirmation Registration Form (the Form) pursuant to the instructions here below in order to (i) confirm the registration of their Ordinary Shares in the Loyalty Register kept by Campari in accordance with the ‘Terms and Conditions of the Special Voting Shares’, (ii) elect to receive special voting shares A (the Special Voting Shares A), and (iii) carry over the previous period of registration in the special register for the purpose of calculating the two years period of uninterrupted holding of the Ordinary Shares.

This Form shall be completed and signed by the Registered Electing Shareholder, in accordance with the instructions contained herein and shall be sent by certified e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Registered Electing Shareholder holds title to the Ordinary Shares included in this Form.

This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of the Company (www.camparigroup.com). Registered Electing Shareholders may validly obtain Special Voting Shares A only in accordance with, and subject to the satisfaction of the conditions set out in the said documents.

Defined terms in this Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

1.	Data of the Registered Electing Shareholder

 Name and surname or Corporate name ...............................................................................................................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth ..............................................................................................

Address or registered seat .....................................................................................................................................................................................

Telephone number. ..................................................................... E-mail address .................................................................................................

(if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname ............................................................................................ In the quality of ........................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth ..............................................................................................

Telephone number. ..................................................................... E-mail address ..................................................................................................

2.	Number of Ordinary Shares in relation to which the confirmation of the registration in the Loyalty Register is requested in order to receive Special Voting Shares A

No. of Shares ........................................... Security Account no. ...........................................................................................................................

Depositary Intermediary ............................................................................................. MT Account .....................................................................

3.	Declarations and power of attorney

The Registered Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:
a)	represents that its Ordinary Shares were registered in the special register established pursuant to article 127-quinquies, paragraph 2, of the TUF as of the effective date of the Transformation;
b)
acknowledges and agrees that its Ordinary Shares registered in the special register established pursuant to article 127-quinquies, paragraph 2, of the TUF have been automatically registered in the Loyalty Register as from the completion of the Transformation;

c)	accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.camparigroup.com);
d)
authorizes and irrevocably instructs Computershare S.p.A., as Agent – who also acts on behalf of the Company – to represent the Registered Electing Shareholder and act on his/her/its behalf in connection with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”;

e)	accepts that the Special Voting Shares A will be not be represented by certificates and will be registered in the Loyalty Register of the Company.

4.	Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”.

The Registered Electing Shareholder	(signature)
  (if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.	The depositary intermediary

a)	confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Form;
b)	provides to change the regular ISIN of Ordinary Shares in the ISIN of Electing Ordinary Shares (●) reporting to Computershare S.p.A. every subsequent transfer of such shares.

Date ...........................................
The Intermediary	(Stamp and signature)

EXHIBIT B

INITIAL DEED OF ALLOCATION

DATE: ______________

INITIAL PRIVATE DEED OF ALLOCATION

relating to the allocation of special voting shares A in the capital of Davide Campari-Milano N.V.

DATE: ______________

PARTIES

(1)
Davide Campari-Milano N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 0 (the Company); and

(2)	[name entity], a company under the laws of [corporate jurisdiction], having its registered office at [0], registered in the [name of commercial register] under number [0] (the Shareholder).

OR

[name individual], born in [0] on [0], residing at [0] (the Shareholder).

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.camparigroup.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)
The Shareholder is the holder of [0] [(0)] Initial Electing Ordinary Shares that have been registered in the Loyalty Register in accordance with the procedure as set out in clause 8 of the SVS Terms. Pursuant to clause 8.2 of the SVS Terms aforesaid Initial Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [0] [(0)] Special Voting Shares A.

(C)
In view of the foregoing, the Company wishes to issue [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0], to the Shareholder (the New SVS A), such in accordance with clause 8.4 of the SVS Terms.

(D)	The issuance of the New SVS A has been approved by the Board on [0] (the Board Resolution).

(E)	The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows:

1.	ISSUANCE

1.1
The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed.

1.2	The New SVS A shall be registered and no share certificates shall be issued for the New SVS A.

1.3	The Company shall register the issuance of the New SVS A in its register of shareholders.

2.	ISSUE PRICE

The New SVS A are issued at par, and therefore at an issue price of [0] eurocent (EUR 0) per share, amounting to [0] euro (EUR [0]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve.

3.	LEGAL RELATIONSHIP

The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles of Association and Dutch law.

The Shareholder accepts the SVS Terms and the Articles of Association as they now read or as they shall read at any time in the future.

4.	GENERAL

4.1	Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3	Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by _____________________	)
for and on behalf of:	)
Davide Campari-Milano N.V.	)

SIGNED by _____________________	)
for and on behalf of:	)
[●]	)

EXHIBIT C

ELECTION FORM

ELECTION FORM

for the registration of Ordinary Shares of Davide Campari-Milano N.V. in the Loyalty Register

  To: Computershare S.p.A, as Agent for Davide Campari-Milano N.V. through the depositary intermediary by certified e-mail to ●.

  Disclaimer

This Election Form (the Form) shall be completed and signed by the Electing Shareholder, in accordance with the instructions contained herein, to elect to receive special voting shares A (the Special Voting Shares A) in the share capital of Davide Campari-Milano N.V. (the Company) and shall be sent by certified e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Electing Shareholder holds title to the Ordinary Shares included in this Form.
This Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.camparigroup.com). Defined terms in this Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.
By submitting this Form, duly completed and signed, to the Agent, you – as Electing Shareholder – are hereby electing to obtain Special Voting Shares A and in this respect the Ordinary Shares for which you elect registration (the Electing Ordinary Shares) will be registered in the Loyalty Register of the Company.

1.	Data of the Electing Shareholder

Name and surname or Corporate name ................................................................................................................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth ..............................................................................................

Address or registered seat .....................................................................................................................................................................................

Telephone number. ..................................................................... E-mail address .................................................................................................

(if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname ............................................................................................ In the quality of ........................................................................

Tax Code: .................................................Date of birth …./..../....... Place of birth ..............................................................................................

Telephone number. ..................................................................... E-mail address .................................................................................................

2.	Number of Ordinary Shares in relation to which the registration in the Loyalty Register is requested in order to receive Special Voting Shares A

No. of Shares ........................................... Security Account no. ...........................................................................................................................

Depositary Intermediary ............................................................................................. MT Account .....................................................................

3.	Declarations and power of attorney

The Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:
f)	accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.camparigroup.com);
g)
authorizes and irrevocably instructs Computershare S.p.A., as Agent – who also acts on behalf of the Company – to represent the Electing Shareholder and act on his/her/its behalf in connection with the registration, in the name of the Electing Shareholder, of the Ordinary Shares in the Loyalty Register, as well as with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”;

h)	accepts that the Special Voting Shares A will not be represented by certificates and will be registered in the Loyalty Register of the Company.

4.	Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”.

The Electing Shareholder	(signature)
  (if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.	The depositary intermediary

c)	confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Form;
d)	provides to change the regular ISIN of Ordinary Shares in the ISIN of Electing Ordinary Shares (●) reporting to Computershare S.p.A. every subsequent transfer of such shares.

Date ...........................................
The Intermediary	(Stamp and signature)

EXHIBIT D

DEED OF ALLOCATION

DATE: ______________

PRIVATE DEED OF ALLOCATION

relating to the allocation of special voting shares A in the capital of Davide Campari-Milano N.V.

DATE: ______________

PARTIES

(1)
Davide Campari-Milano N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 0 (the Company); and

(2)	[name entity], a company under the laws of [corporate jurisdiction], having its registered office at [0], registered in the [name of commercial register] under number [0] (the Shareholder).

OR

[name individual], born in [0] on [0], residing at [0] (the Shareholder).

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.camparigroup.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)
The Shareholder is the holder of [0] [(0)] Electing Ordinary Shares that have been registered in the Loyalty Register for an uninterrupted period of two (2) years. Pursuant to clause 5 of the SVS Terms aforesaid Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [0] [(0)] Special Voting Shares A.

(C)
In view of the foregoing, the Company wishes to issue [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0], to the Shareholder (the New SVS A), such in accordance with clause 5.3 of the SVS Terms.

(D)	The issuance of the New SVS A has been approved by the Board on [0] (the Board Resolution).

(E)	The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows:

1.	ISSUANCE

1.1
The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed.

1.2	The New SVS A shall be registered and no share certificates shall be issued for the New SVS A.

1.3	The Company shall register the issuance of the New SVS A in its register of shareholders.

2.	ISSUE PRICE

The New SVS A are issued at par, and therefore at an issue price of 0 eurocent (EUR 0) per share, amounting to [0] euro (EUR [0]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve.

3.	LEGAL RELATIONSHIP

The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles of Association and Dutch law.

The Shareholder accepts the SVS Terms and the Articles of Association as they now read or as they shall read at any time in the future.

4.	GENERAL

4.1	Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3	Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by _____________________	)
for and on behalf of:	)
Davide Campari-Milano N.V.	)

SIGNED by _____________________	)
for and on behalf of:	)
[0]	)

EXHIBIT E1

CONVERSION STATEMENT

(CONVERSION OF SPECIAL VOTING SHARES A INTO SPECIAL VOTING SHARES B)

CONVERSION STATEMENT

relating to the conversion of special voting shares A in the capital of Davide Campari-Milano N.V.

Date: [0]

Introduction

Davide Campari-Milano N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.camparigroup.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms.

[●] holds [●] Special Voting Shares A, with a nominal value of ● eurocent (EUR ●) each (the Existing SVS A), whereby the Ordinary Shares corresponding to the Existing SVS A have become Qualifying Ordinary Shares B as from [●], and thus giving entitlement to Special Voting Shares B, such in accordance with clause 6 of the SVS Terms.

Conversion

In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS A are converted into an equal number of Special Voting Shares B, with a nominal value of ● eurocent (EUR ●) each (the New SVS B), such in accordance with article 13.10 of the Company’s articles of association and clause 6.2 of the SVS Terms.

This conversion takes immediate effect. The New SVS B shall be registered and no share certificates shall be issued for the New SVS B. The Company shall register the issuance of the New SVS B in its register of shareholders.

The difference between the nominal value of the Existing SVS A and of the New SVS B, amounting to [●] euro (EUR [●]) in the aggregate, are paid in full at the expense of the Special Capital Reserve.

The issuance of the New SVS B has been approved by the Board on [●].

Signed in	on	[●].

Davide Campari-Milano N.V.:

By	:
Its	:	[Agent]

EXHIBIT E2

CONVERSION STATEMENT

(CONVERSION OF SPECIAL VOTING SHARES B INTO SPECIAL VOTING SHARES C)

CONVERSION STATEMENT

relating to the conversion of special voting shares B in the capital of Davide Campari-Milano N.V.

Date: [0]

Introduction

Davide Campari-Milano N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.camparigroup.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms.

[●] holds [●] Special Voting Shares B, with a nominal value of ● eurocent (EUR ●) each (the Existing SVS B), whereby the Ordinary Shares corresponding to the Existing SVS B have become Qualifying Ordinary Shares C as from [●], and thus giving entitlement to Special Voting Shares C, such in accordance with clause 7 of the SVS Terms.

Conversion

In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS B are converted into an equal number of Special Voting Shares C, with a nominal value of ● eurocent (EUR ●) each (the New SVS C), such in accordance with article 13.10 of the Company’s articles of association and clause 7.2 of the SVS Terms.

This conversion takes immediate effect. The New SVS C shall be registered and no share certificates shall be issued for the New SVS C. The Company shall register the issuance of the New SVS C in its register of shareholders.

The difference between the nominal value of the Existing SVS B and of the New SVS C, amounting to [●] euro (EUR [●]) in the aggregate, are paid in full at the expense of the Special Capital Reserve.

The issuance of the New SVS C has been approved by the Board on [●].

Signed in	on	[●].

Davide Campari-Milano N.V.:

By	:
Its	:	[Agent]

EXHIBIT F

DE-REGISTRATION FORM

DE-REGISTRATION FORM (MONTE TITOLI SYSTEM)

for de-registration of Ordinary Shares of Davide Campari-Milano N.V.

from the Loyalty Register

  To: Computershare S.p.A., as Agent for Davide Campari-Milano N.V., to be advanced by certified email to ●.

  Disclaimer

This De-Registration Form (Form) shall be completed and signed in accordance with the instructions contained herein, to request de-registration of Ordinary Shares registered in the Loyalty Register of Davide Campari-Milano N.V. (the Company).
This De-Registration Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, which documentation is available on the corporate website of the Company (www.camparigroup.com). Defined terms in this Form will have the meaning as set out in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.
The shareholder must send this Form duly completed and signed to the Agent above through the intermediary and/or a Monte Titoli participant in order to get the Ordinary Shares on your account with such depositary Intermediary.

1.	Data of Shareholder registered in the Loyalty Register

Name and surname or Corporate name ...................................................................................................................................................................

Date of birth …./..../....... Place of birth ........................................................................................ Tax code ............................................................

Address or registered seat .........................................................................................................................................................................................

Tel ..................................................................... E-mail ............................................................................................................................................

(if the signing party acts on behalf of the Registered Shareholder, please fill in the following table including data relating to the signing party)

Name and surname ............................................................................................ In the quality of ............................................................................

Date of birth …./..../....... Place of birth ........................................................................................ Tax code ...........................................................

Tel ..................................................................... E-mail ............................................................................................................................................

2.	Number of Ordinary Shares, starting from the last one registered, in relation to which the De-Registration from the Loyalty Register is requested

No. of Ordinary Shares .............................................................................................................................................................................................

Depositary intermediary ...........................................................................................................................................................................................

Shareholder Security Account ..................................................................................... MT Account  .......................................................................

3.	Acknowledgment, representations and undertakings

The Shareholder, through the submission of this Form duly completed, irrevocably and unconditionally instructs and authorizes the Agent, who acts also on behalf of the Company, to de-register from the Loyalty Register  the above Ordinary Shares and, pursuant to the “Terms and Conditions for Special Voting Shares”, acknowledges:

a)	as from the date hereof, the Ordinary Shares included in this Form will no longer be registered in the Loyalty Register;
b)	to be no longer entitled to hold or obtain the Special Voting Shares in respect of the Ordinary Shares included in this Form;
c)
that the Agent, who acts also on behalf of the Company, shall transfer to the Company, or a designated special purpose entity, such number of Special Voting Shares corresponding to the Ordinary Shares included in this Form for no consideration; and

d)	as from the date hereof the Shareholder is considered to have waived the voting rights attached to the Special Voting Shares included in this Form.

4.	Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam, the Netherlands, as provided by the “Terms and Conditions for Special Voting Shares”.

The Shareholder	(signature)

5.	Intermediary

The Depositary Intermediary and/or the Monte Titoli participant, if different from the depositary, undertakes to change the Special Code, attributed to the Ordinary Shares registered in the Loyalty Register, into the regular ISIN code.

Date ...........................................
The Intermediary	(Stamp and signature)
  Tel. ..................................................... e-mail .................................................................................................................................................................
The Monte Titoli Participant	(Stamp and signature)

EXHIBIT G

CHANGE OF CONTROL NOTIFICATION

CHANGE OF CONTROL NOTIFICATION

TO NOTIFY DAVIDE CAMPARI-MILANO N.V. OF THE OCCURRENCE OF A CHANGE OF CONTROL RELATING TO THE HOLDER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER

Please read, complete and sign this Change of Control Notification in accordance with the instructions contained herein.

This Change of Control Notification should be read in conjunction with the terms and conditions with respect to special voting shares (the SVS Terms), which are available on the corporate website (www.camparigroup.com) of Davide Campari-Milano N.V. (the Company). Capitalized terms used but not defined in this notification will have the same meaning as set out in the SVS Terms.

Please send the duly completed Change of Control Notification together with a duly completed De-Registration Form, which is available on the corporate website (www.camparigroup.com) of the Company, to Computershare S.p.A.

1. DECLARATION OF CHANGE OF CONTROL
I hereby declare that a Change of Control has occurred in relation to the undersigned, as holder of Ordinary Shares registered in the Loyalty Register of the Company. This Change of Control Notification is accompanied by the attached duly completed De-Registration Form in relation to all Ordinary Shares as stated under Paragraph 4 of this Change of Control Notification.

  2. DATE AND CAUSE OF CHANGE OF CONTROL

Date on which the Change of Control occurred:

Cause of Change of Control:

  3. PERSONAL DETAILS OF HOLDER

Name(s) of Holder(s): ________________________________________________
Address: __________________________________________________________
City:_________________________ Zip Code:____________________________
Country:__________________________________________________________
Capacity, if applicable (full title):_______________________________________
Phone Number:_____________________________________________________
E-mail address:_____________________________________________________

(This Change of Control Notification must be signed by the registered holder(s) exactly as such name(s) appear(s) in the Loyalty Register of the Company).

If the signature is placed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above, including full title.

4. NUMBER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER

Aggregate number of Ordinary Shares registered in the Loyalty Register of the Company in your name:

Number:

5. GOVERNING LAW, DISPUTES

This Change of Control Notification is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Change of Control Notification will be brought before the courts of Amsterdam, the Netherlands.

SIGNATURE

Shareholder’s signature

Name of shareholder

Date

EXHIBIT H

DEED OF RETRANSFER

DATE: ______________

PRIVATE DEED OF RETRANSFER

of special voting shares in the capital
of Davide Campari-Milano N.V.

DATE: ______________

PARTIES

(1)	[name entity], a company under the laws of [corporate jurisdiction], having its registered office at [0], registered in the [name of commercial register] under number [0] (the Shareholder); and

OR

[name individual], born in [0] on [0], residing at [0] (the Shareholder); and

(2)
Davide Campari-Milano N.V. a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 0 (the Company).[1]

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for their long-term ownership of shares in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.camparigroup.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)
[The Shareholder is the owner of fully paid up [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0] acquired on [0] by way of an issuance (the Offered SVS).]

OR

[The Shareholder is the owner of fully paid up [0] [(0)] Special Voting Shares B, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSB-[0] through SVSB-[0] acquired on [0] by way of a conversion (the Offered SVS).]

OR

[The Shareholder is the owner of fully paid up [0] [(0)] Special Voting Shares C, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSC-[0] through SVSC-[0] acquired on [0] by way of a conversion (the Offered SVS).]

1 The Company may also designate a special purpose entity as referred to in Article 13.6 of the Company’s articles to obtain the Special Voting Shares. If this is the case, definition the “Company” to be changed into the “Special Purpose Entity” and where required the deed will be modified accordingly.

OR

[The Shareholder is the owner of (i) fully paid up [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0] acquired on [0] by way of an issuance and (ii) fully paid up [0] [(0)] Special Voting Shares B, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSB-[0] through SVSB-[0] acquired on [0] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0] acquired on [0] by way of an issuance and (ii) fully paid up [0] [(0)] Special Voting Shares C, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSC-[0] through SVSC-[0] acquired on [0] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [0] [(0)] Special Voting Shares B, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSB-[0] through SVSB-[0] acquired on [0] by way of a conversion and (ii) fully paid up [0] [(0)] Special Voting Shares C, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSC-[0] through SVSC-[0] acquired on [0] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [0] [(0)] Special Voting Shares A, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSA-[0] through SVSA-[0] acquired on [0] by way of an issuance, (ii) fully paid up [0] [(0)] Special Voting Shares B, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSB-[0] through SVSB-[0] acquired on [0] by way of a conversion and (iii) fully paid up [0] [(0)] Special Voting Shares C, with a nominal value of 0 eurocent (EUR 0) each, numbered SVSC-[0] through SVSC-[0] acquired on [0] by way of a conversion (collectively the Offered SVS).]

(C)
On [0], Computershare S.p.A., acting on behalf of the Company, received a duly completed De-Registration Form with respect to [0] Qualifying Ordinary Shares of the Shareholder, registered in the Loyalty Register.

(D)
In view of the foregoing, the Shareholder wishes to offer and transfer to the Company the corresponding Special Voting Shares, being the Offered SVS, for no valuable consideration (om niet), such in accordance with clause 11.5 of the SVS Terms.

(E)
The Company and the Shareholder shall hereby effect the repurchase and transfer of the Offered SVS in accordance with Section 2:98 and Section 2:86c of the Dutch Civil Code and the terms set out below.

THE PARTIES AGREE as follows:

1.	REPURCHASE

1.1	The Shareholder hereby offers and transfers the Offered SVS for no valuable consideration (om niet) to the Company and the Company hereby accepts the same from the Shareholder.

1.2	The Offered SVS are registered and no share certificates have been issued for the Offered SVS.

2.	WARRANTIES

The Shareholder warrants to the Company that he has full and unencumbered title to the Offered SVS.

3.	ACKNOWLEDGMENT

The Company shall record the transfer of the Offered SVS effected by this deed in its register of shareholders.

4.	GENERAL

4.1	Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3	Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by _____________________	)
for and on behalf of:	)
[●]	)

SIGNED by _____________________	)
for and on behalf of:	)
Davide Campari-Milano N.V.	)

(as approved by the Board on _____________	)